INTANGIBLE ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2020
INTANGIBLE ASSETS, NET
Schedule of intangible assets, net

	December 31,	December 31,
	2019	2020
	RMB	RMB
Brokerage licenses	54,006	51,880
Trade Name	6,400	6,400
Technology	27,600	27,600
Total Intangible assets	88,006	85,880
Accumulated amortization	(14,530)	(24,247)
Impairment loss of technology with discontinued online lending information intermediaries	—	(17,220)
Intangible assets, net	73,476	44,413